UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________

CURRENT REPORT
Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2026
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Cohen & Steers, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-32236	14-1904657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1166 Avenue of the Americas
New York, NY 10036
(Address of principal executive offices and Zip Code)
(212) 832-3232
(Registrant's telephone number, including area code)

_________________________________________ (Former name or former address, if changed since last report)
  ________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders

On April 30, 2026, Cohen & Steers, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, each shareholder of record of common stock of the Company as of March 5, 2026 was entitled to vote, and each shareholder was entitled to one vote per share of common stock.

At the Annual Meeting, the shareholders of the Company (i) elected the nine director nominees to the board of directors of the Company to serve until the 2027 Annual Meeting of Shareholders and until their successors are duly elected and qualified, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and (iii) approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers. Set forth below are the final voting results with respect to each matter submitted to a vote of the shareholders.

(i)    Election of director nominees:

	Aggregate Votes
Nominees	For	Against	Abstain	Broker Non-Votes
Martin Cohen	46,212,771	709,675	48,008	1,818,454
Robert H. Steers	46,593,528	328,944	47,982	1,818,454
Joseph M. Harvey	46,680,454	242,018	47,982	1,818,454
Reena Aggarwal	44,977,450	1,935,250	57,754	1,818,454
Frank T. Connor	45,389,630	1,522,923	57,901	1,818,454
Lisa Dolly	45,965,643	943,161	61,650	1,818,454
Dasha Smith	45,826,444	1,082,361	61,649	1,818,454
Karen Wilson Thissen	45,965,660	943,144	61,650	1,818,454
Edmond D. Villani	41,225,181	5,687,100	58,173	1,818,454

(ii)    Ratification of appointment of Deloitte & Touche LLP:

Aggregate Votes
For	Against	Abstain
48,387,578	400,443	887

(iii)    Approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers:

Aggregate Votes
For	Against	Abstain	Broker Non-Votes
45,066,021	1,877,729	26,704	1,818,454

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohen & Steers, Inc. (Registrant)

Date:	May 4, 2026	By:	/s/ Brian Heller
Name: Brian Heller
Title: Senior Vice President and Deputy General Counsel